UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2017

Central Index Key Number of the issuing entity: 0001710798

Wells Fargo Commercial Mortgage Trust 2017-C39

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC

Central Index Key Number of the sponsor: 0001542105

Basis Real Estate Capital II, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-17	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 22, 2017, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass-Through Certificates, Series 2017-C39 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2017-C39 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Hilton Garden Inn Chicago/North Loop” on Exhibit B to the Pooling and Servicing Agreement (the “Hilton Garden Inn Chicago/North Loop Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Hilton Garden Inn Chicago/North Loop Whole Loan”) that includes the Hilton Garden Inn Chicago/North Loop Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “Hilton Garden Inn Chicago/North Loop Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Hilton Garden Inn Chicago/North Loop Whole Loan is to be serviced and administered (i) until the securitization of the Hilton Garden Inn Chicago/North Loop Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Hilton Garden Inn Chicago/North Loop Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On October 17, 2017, the Hilton Garden Inn Chicago/North Loop Pari Passu Companion Loan was securitized pursuant to the WFCM 2017-C40 securitization transaction. As of such date, the Hilton Garden Inn Chicago/North Loop Whole Loan, including the Hilton Garden Inn Chicago/North Loop Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of October 1, 2017 (the “WFCM 2017-C40 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), C-III Asset Management LLC, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and asset representations reviewer. The WFCM 2017-C40 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the WFCM 2017-C40 Pooling and Servicing Agreement applicable to the servicing of the Hilton Garden Inn Chicago/North Loop Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 22, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

●	The primary servicing fee payable to the related Non-Serviced Master Servicer under the WFCM 2017-C40 Pooling and Servicing Agreement will be at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Hilton Garden Inn Chicago/North Loop Whole Loan).
●	The special servicing fee payable to the related Non-Serviced Special Servicer under the WFCM 2017-C40 Pooling and Servicing Agreement with respect to the Hilton Garden Inn Chicago/North Loop Whole Loan if it is a specially serviced loan thereunder will be at a rate of (a) 0.25000% per annum; and (b) if the rate in clause (a) would result in a Special Servicing Fee that would be less than $3,500 in any given month, then the Special Servicing Fee Rate for such month will be a rate equal to such higher rate as would result in a Special Servicing Fee equal to $3,500 for such month.

●	The workout fee payable to the related Non-Serviced Special Servicer under the WFCM 2017-C40 Pooling and Servicing Agreement with respect to the Hilton Garden Inn Chicago/North Loop Whole Loan if it is a corrected loan thereunder will be 1.00% of each collection (other than penalty charges and excess interest) of interest and principal at maturity or on the anticipated repayment date received thereon; provided, however, that in the event the workout fee collected over the course of such workout calculated at such rate is less than $25,000, then the related Non-Serviced Special Servicer will be entitled to an amount from the final payment on the related Corrected Loan (including any related Serviced Companion Loan) that would result in the total workout fees payable to the related Non-Serviced Special Servicer in respect of the corrected Hilton Garden Inn Chicago/North Loop Whole Loan equal to $25,000.
●	The liquidation fee payable to the related Non-Serviced Master Servicer or Non-Serviced Special Servicer, as applicable, under the WFCM 2017-C40 Pooling and Servicing Agreement with respect to the Hilton Garden Inn Chicago/North Loop Whole Loan will be at a rate equal to 1.00%; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the rate will be equal to such higher rate as would result in an aggregate liquidation fee equal to $25,000.
●	The WFCM 2017-C40 Pooling and Servicing Agreement provides for a risk retention consultation party, which has consultation rights in relation to certain servicing decisions related to the Hilton Garden Inn Chicago/North Loop Whole Loan.
●	The powers and duties of the Non-Serviced Operating Advisor under the WFCM 2017-C40 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Pooling and Servicing Agreement, dated as of October 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: October 23, 2017

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of October 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.